SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2007

LEXINGTON REALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

                                          Maryland

(State or Other Jurisdiction of Incorporation)

1-12386	13-371318
(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200

(Registrant's Telephone Number, Including Area Code)

                                            n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 8, 2007, Lexington Realty Trust, a Maryland statutory real estate investment trust (the “Trust”), issued a press release announcing plans for its underwritten public offering of preferred stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On February 9, 2007, the Trust entered into a Purchase Agreement, dated as of February 9, 2007 (the “Purchase Agreement”), between Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representative of the underwriters named therein (collectively, the “Underwriters”), with respect to the offering by the Trust (the “Offering”) of 6,000,000 shares of its 7.55% Series D Cumulative Redeemable Preferred Stock, par value $0.0001 per share (the “Preferred Shares”). The Trust granted the Underwriters an option to purchase up to an additional 900,000 Preferred Shares to cover over-allotments, if any. The Underwriters may exercise the option at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Purchase Agreement. The Purchase Agreement contains customary representations, warranties and agreements of the Trust and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. The Preferred Shares were registered pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-121708) as amended and supplemented by a prospectus supplement dated February 9, 2007. The Purchase Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference.

On February 12, 2007, the Trust issued a press release announcing the pricing of the Offering. A copy of that press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

On February 14, 2007, Venable LLP delivered its legality opinion with respect to the Preferred Shares. A copy of the legality opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1

Purchase Agreement, dated as of February 9, 2007, by and among the Trust, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representative of the underwriters listed therein.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in the opinion filed as Exhibit 5.1).

99.1	Press Release dated February 8, 2007.

99.2	Press Release dated February 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: February 14, 2007	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

Exhibit Index

1.1

Purchase Agreement, dated as of February 9, 2007, by and among the Trust, Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representative of the underwriters listed therein.

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (included in the opinion filed as Exhibit 5.1).

99.1	Press Release dated February 8, 2007.

99.2	Press Release dated February 12, 2007.